Exhibit 10.1

NOTE EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is made as of July 6, 2026, by and between Newton Golf Company, Inc., a Delaware corporation (the “Company”), and the holder identified on the signature page hereto (the “Holder”).

RECITALS

WHEREAS, the Company previously issued to the Holder that certain Convertible Promissory Note, dated [●], 2026, in the original principal amount set forth on the signature page hereto (the “Existing Note”), pursuant to that certain Securities Purchase Agreement, dated as of [●], 2026, by and among the Company and the purchasers party thereto (the “Original Purchase Agreement”);

WHEREAS, the Company has authorized the designation and issuance of shares of Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), having the rights, preferences, powers, restrictions, and limitations set forth in that certain Certificate of Designation of Series A Convertible Preferred Stock of Newton Golf Company, Inc. to be filed with the Secretary of State of the State of Delaware prior to or concurrently with the Closing (as defined below);

WHEREAS, the Company desires to issue up to an aggregate of $3 million of Series A Preferred Stock, which may be issued for cash or in exchange for Existing Notes;

WHEREAS, the Company and the Holder desire to exchange the Existing Note for shares of Series A Preferred Stock on the terms and conditions set forth herein (the “Exchange”);

WHEREAS, the Exchange is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration any security exchanged by the issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange;

WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Certificate of Designation.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, and intending to be legally bound hereby, the parties hereby agree as follows:

ARTICLE I.
DEFINITIONS

Section 1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 7.6 of the Certificate of Designation.

“Certificate of Designation” means the Certificate of Designation of Series A Convertible Preferred Stock of Newton Golf Company, Inc., substantially in the form attached hereto as Exhibit A.

“Closing” shall have the meaning set forth in Section 2.1.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Conversion Shares” means the shares of Common Stock issuable upon conversion of the Exchange Shares in accordance with the Certificate of Designation.

“Exchange” shall have the meaning set forth in the Recitals.

“Exchange Shares” means the shares of Series A Preferred Stock to be issued to the Holder in exchange for the Existing Note at the Closing, as set forth in Section 2.2 hereof.

“Existing Note” shall have the meaning set forth in the Recitals.

“Material Adverse Effect” means any material adverse effect on the business, operations, properties, prospects, or financial condition of the Company and its subsidiaries and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

“Original Issue Price” means, with respect to each Exchange Share, $1.00 per share.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association, or other entity.

“Registration Rights Agreement” means the Registration Rights Agreement, dated on or about the date hereof, among the Company and the Holder, substantially in the form attached hereto as Exhibit B.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

“Series A Preferred Stock” means the Series A Convertible Preferred Stock, par value $0.01 per share, of the Company, having the rights, preferences, powers, restrictions, and limitations set forth in the Certificate of Designation.

“Trading Day” means a day on which the Common Stock is quoted or traded on a Trading Market.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

ARTICLE II.
THE EXCHANGE

Section 2.1 Closing. Subject to the satisfaction or waiver of the conditions set forth in Section 5 hereof, the closing of the Exchange (the “Closing”) shall take place remotely via the exchange of documents and signatures, on the date hereof, or at such other time and place as the Company and the Holder mutually agree (the “Closing Date”).

Section 2.2 Deliveries. On or prior to the Closing, pursuant to Section 3(a)(9) of the Securities Act:

(a) The Holder hereby agrees to convey, assign, and transfer the Existing Note to the Company in exchange for which the Company agrees to issue the Exchange Shares to the Holder. The number of Exchange Shares to be issued to the Holder shall be determined by dividing an amount equal to 105% of the outstanding principal amount (including accrued interest to date) of the Existing Note as of the date hereof (as shown on Holder’s signature page hereto) by the Original Issue Price.

(b) The Holder shall deliver or cause to be delivered to the Company the original Existing Note (or an affidavit of lost note, in form reasonably acceptable to the Company). Upon delivery of the Exchange Shares to the Holder (or its assignee), the Holder hereby relinquishes all rights, title, and interest in the Existing Note (including any claims the Holder may have against the Company related thereto, other than with respect to any accrued but unpaid interest on the Existing Note through the Closing Date) and assigns the same to the Company, and the Existing Note shall be deemed cancelled and extinguished.

(c) For the avoidance of doubt, any warrants previously issued to the Holder in connection with the Existing Note shall remain outstanding in accordance with their existing terms and shall not be affected by this Agreement.

Section 2.3 Delivery. At the Closing:

(a) The Company shall deliver to the Holder: (i) a stock certificate (or evidence of book-entry issuance) representing the Exchange Shares, registered in the name of the Holder; and (ii) the Company’s executed counterpart signature pages to this Agreement and the Registration Rights Agreement.

(b) The Holder shall deliver to the Company: (i) the Holder’s executed counterpart signature pages to this Agreement and the Registration Rights Agreement; and (ii) the original Existing Note (or an affidavit of lost note as provided in Section 2.2(b)).

Section 2.4 Section 3(a)(9) Exchange; Holding Period. The parties acknowledge and agree that the Exchange is being completed in accordance with Section 3(a)(9) of the Securities Act. No commission or other remuneration has been or will be paid or given, directly or indirectly, by the Company or the Holder to any person for soliciting the Exchange. The Company acknowledges that the holding period of the Exchange Shares and the Conversion Shares issuable upon conversion thereof shall be tacked onto the holding period of the Existing Note for purposes of Rule 144 under the Securities Act (“Rule 144”). The Company agrees not to take a position contrary to this Section 2.4.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Holder as follows:

Section 3.1 Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a Material Adverse Effect.

Section 3.2 Corporate Power. The Company has all requisite corporate power to execute and deliver this Agreement, the Registration Rights Agreement, and the Certificate of Designation, to issue the Exchange Shares and to carry out and perform its obligations under the terms of this Agreement, the Registration Rights Agreement, and the Certificate of Designation (collectively, the “Transaction Documents”). The Company’s Board of Directors has approved the Transaction Documents and the transactions contemplated hereby and thereby.

Section 3.3 Authorization. All corporate action on the part of the Company, its directors, and its stockholders necessary for the authorization, execution, delivery, and performance of this Agreement and the other Transaction Documents by the Company and the performance of the Company’s obligations hereunder and thereunder, including the issuance and delivery of the Exchange Shares and the reservation of the Conversion Shares, has been taken or will be taken prior to the issuance of such Exchange Shares and Conversion Shares. This Agreement and the other Transaction Documents, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors, and, with respect to rights to indemnity, subject to federal and state securities laws.

Section 3.4 Valid Issuance of Exchange Shares. The Exchange Shares, when issued in compliance with the provisions of this Agreement and the Certificate of Designation, will be validly issued, fully paid, and nonassessable and free of any liens or encumbrances, and, subject to the accuracy of the representations and warranties of the Holder in Section 4, issued in compliance with all applicable federal and state securities laws. The Conversion Shares, when issued upon conversion of the Exchange Shares in accordance with the Certificate of Designation, will be validly issued, fully paid, and nonassessable and free from all preemptive or similar rights, taxes, liens, and charges with respect to the issue thereof, subject to applicable Nasdaq rules and stockholder approval requirements, if any.

Section 3.5 Governmental Consents. No consent, approval, or authorization of, or designation, declaration, or filing with, any governmental authority is required on the part of the Company in connection with the valid execution and delivery of this Agreement or the other Transaction Documents, the offer, sale, or issuance of the Exchange Shares, or the consummation of any other transaction contemplated by this Agreement, except for (i) the filing of the Certificate of Designation with the Secretary of State of the State of Delaware (ii) the filings required under the Registration Rights Agreement, (iii) application(s) or notification(s) to each applicable Trading Market for quotation of the Conversion Shares thereon, if any are required, and (iv) any stockholder approval required pursuant to applicable Nasdaq rules.

Section 3.6 Non-Contravention. The execution and delivery by the Company of the Transaction Documents and the performance and consummation of the transactions contemplated hereby, including the issuance of the Exchange Shares and the reservation and issuance of the Conversion Shares, will not (i) violate the Certificate of Incorporation or bylaws of the Company or the Certificate of Designation or any material judgment, order, writ, decree, statute, rule, or regulation applicable to the Company provided, however, that the issuance of Conversion Shares shall at all times remain subject to compliance with applicable Nasdaq rules and stockholder approval requirements, if any; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument, or contract to which the Company is a party or by which it is bound; or (iii) result in the creation or imposition of any lien upon any property, asset, or revenue of the Company, or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties, except in the case of clauses (ii) and (iii) above, for such breaches, violations, or conflicts as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

Section 3.7 Section 3(a)(9) Exemption. Assuming the accuracy of the representations and warranties of the Holder contained herein, the Exchange is exempt from registration under the Securities Act, pursuant to the exemption provided by Section 3(a)(9) thereof, and applicable state securities laws. The Company has not paid, and shall not pay, any commission or other remuneration, directly or indirectly, to any third party for the solicitation of the Exchange. Other than the Existing Note being exchanged by the Holder, the Company has not received any additional consideration for the Exchange Shares.

Section 3.8 No General Solicitation. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell, or solicit offers to buy any of the Exchange Shares or Conversion Shares, or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any Person, or has taken or will take any action so as to bring the issuance of any of the Exchange Shares or Conversion Shares under the registration provisions of the Securities Act and applicable state securities laws. Neither the Company nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or issuance of the Exchange Shares.

Section 3.9 Compliance with Securities Laws. The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance, and delivery of the Exchange Shares hereunder.

Section 3.10 No Litigation. There is no action, suit, proceeding, or, to the knowledge of the Company, inquiry or investigation, before any court, public board, government agency, self-regulatory organization, or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries that would reasonably be expected to have a Material Adverse Effect.

Section 3.11 Certificate of Designation. The Certificate of Designation has been duly authorized by all necessary corporate action on the part of the Company and, upon filing with the Secretary of State of the State of Delaware, will be a valid and binding obligation of the Company.

Section 3.12 No Commissions. The Company represents that it has not paid, and shall not pay, any commissions or other remuneration, directly or indirectly, to any third party for the solicitation of the Exchange.

ARTICLE IV.
REPRESENTATIONS AND WARRANTIES OF THE HOLDER

The Holder hereby represents and warrants to the Company as follows:

Section 4.1 Organization; Authority. The Holder is a natural person or an entity duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

Section 4.2 Ownership of Existing Note. The Holder owns and holds, beneficially and of record, the entire right, title, and interest in and to the Existing Note free and clear of all liens, claims, security interests, encumbrances, and other rights or interests of any person (collectively, “Liens”). The Holder has the full power and authority to transfer and dispose of the Existing Note free and clear of any Liens, other than restrictions under the Securities Act and applicable state securities laws. Other than the transactions contemplated by this Agreement, there is no outstanding vote, plan, pending proposal, or other right of any person to acquire all or any of the Existing Note.

Section 4.3 Investment Intent. The Holder represents that it is acquiring the Exchange Shares solely for the Holder’s own account and beneficial interest for investment and not for sale or with a view to distribution of the Exchange Shares or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

Section 4.4 Information and Sophistication. Without lessening or obviating the representations and warranties of the Company set forth in Section 3, the Holder hereby: (i) acknowledges that it has received all the information it has requested from the Company and it considers necessary or appropriate for deciding whether to acquire the Exchange Shares, (ii) represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Exchange and to obtain any additional information necessary to verify the accuracy of the information given the Holder, and (iii) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of this investment.

Section 4.5 Ability to Bear Economic Risk. The Holder acknowledges that investment in the Exchange Shares involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Exchange Shares for an indefinite period of time and to suffer a complete loss of its investment.

Section 4.6 Reliance on Section 3(a)(9) Exemption. The Holder understands that the Exchange Shares are being offered and issued in reliance on specific provisions of federal and state securities laws, specifically Section 3(a)(9) of the Securities Act, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings of the Holder set forth herein for purposes of qualifying for such exemption from registration under the Securities Act and applicable state securities laws.

Section 4.7 Accredited Investor Status. The Holder is an “accredited investor” as such term is defined in Rule 501 under the Securities Act.

Section 4.8 Validity; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed, and delivered by the Holder and shall constitute valid and binding obligations of the Holder enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors, and, with respect to rights to indemnity, subject to federal and state securities laws.

Section 4.9 No Conflicts. The execution, delivery, and performance by the Holder of this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Holder, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, any agreement, indenture, or instrument to which the Holder is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, or decree (including federal and state securities laws) applicable to the Holder, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights, or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Holder to perform its obligations hereunder.

Section 4.10 No Commissions. The Holder has not paid, and shall not pay, any commission, fee, or other remuneration, directly or indirectly, to any person in connection with the transactions contemplated by this Agreement.

Section 4.11 [Reserved]

Section 4.12 Acknowledgment of Exchange Terms. The Holder acknowledges that the terms of the Exchange have been established by negotiation between the Company and the Holder. The Holder acknowledges that the Company has not made any representation to the Holder about the advisability of this decision or the potential future value of the Existing Note. THE HOLDER ACKNOWLEDGES THAT, BY EXCHANGING THE EXISTING NOTE FOR THE EXCHANGE SHARES PURSUANT TO THIS AGREEMENT, THE HOLDER WILL NOT BENEFIT FROM ANY FUTURE APPRECIATION IN THE VALUE OF THE EXISTING NOTE AND RELINQUISHES ALL RIGHTS UNDER THE EXISTING NOTE, INCLUDING BUT NOT LIMITED TO ANY RIGHT TO REPAYMENT OF PRINCIPAL OR INTEREST THEREUNDER.

Section 4.13 Further Assurances. The Holder agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement and to comply with state or federal securities laws or other regulatory approvals.

ARTICLE V.
CONDITIONS TO CLOSING

Section 5.1 Conditions to Obligations of the Holder. The obligation of the Holder to consummate the Exchange at the Closing is subject to the satisfaction (or waiver by the Holder) of the following conditions:

(a) The representations and warranties of the Company contained in Section 3 hereof shall be true and correct in all material respects as of the Closing Date.

(b) The Company shall have filed the Certificate of Designation with the Secretary of State of the State of Delaware, and the Certificate of Designation shall be in full force and effect.

(c) The Company shall have performed and complied in all material respects with all agreements, obligations, and conditions contained herein that are required to be performed or complied with by the Company on or before the Closing Date.

(d) The Company and the Holder shall have entered into the Registration Rights Agreement.

(e) No Material Adverse Effect shall have occurred with respect to the Company since the date hereof.

Section 5.2 Conditions to Obligations of the Company. The obligation of the Company to consummate the Exchange at the Closing is subject to the satisfaction (or waiver by the Company) of the following conditions:

(a) The representations and warranties of the Holder contained in Section 4 hereof shall be true and correct in all material respects as of the Closing Date.

(b) The Holder shall have performed and complied in all material respects with all agreements, obligations, and conditions contained herein that are required to be performed or complied with by the Holder on or before the Closing Date.

(c) The Holder shall have delivered or caused to be delivered to the Company the original Existing Note (or an affidavit of lost note in form reasonably acceptable to the Company).

(d) The Holder shall have entered into the Registration Rights Agreement.

ARTICLE VI.
OTHER AGREEMENTS OF THE PARTIES

Section 6.1 Removal of Legends.

(a) The Exchange Shares and Conversion Shares (the “Securities”) may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of any such Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Holder, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Holder under this Agreement.

(b) The Holder agrees to the imprinting, so long as is required by this Section 6.1, of a legend on each of the Securities in substantially the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE] [HAS NOT] [HAVE BEEN] REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(c) The Company shall remove the legends described in Section 6.1(b) (or instruct the Transfer Agent to so remove such legend) from the book-entry account evidencing the Securities if (i) such Securities are sold pursuant to an effective and available registration statement under the Securities Act, as certified by the holder of such Securities to the Company and its counsel in a customary representation letter to such effect, (ii) such Securities are sold or transferred pursuant to Rule 144, as certified by the holder of such Securities to the Company and its counsel in a customary representation letter to such effect, or (iii) such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to such securities and without volume or manner of sale restrictions and the Company has received such certificates or other documentation or evidence as the Company and its counsel may reasonably require to determine that the holder and/or beneficial owner of such Security has satisfied the applicable holding period requirement in respect of such Securities under Rule 144 and is not, and has not been during the immediately preceding three (3) months, an affiliate (as such term is used in Rule 144) of the Company.

Section 6.2 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities.

Section 6.3 [Reserved].

Section 6.4 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Conversion Shares pursuant to the Certificate of Designation, subject to compliance with applicable Nasdaq rules and stockholder approval requirements, if any.

ARTICLE VII.
MISCELLANEOUS

Section 7.1 Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

Section 7.2 Governing Law and Venue. This Agreement shall be governed by and construed under the laws of the State of New York, without giving effect to conflicts of laws principles. Each of the parties hereby submits to the exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties irrevocably and unconditionally waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in Federal and state courts in the Borough of Manhattan in the City of New York and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.

Section 7.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Section 7.4 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company and to the Holder at the address(es) set forth on their respective signature pages hereto or at such other address(es) as the Company or the Holder may designate by ten (10) calendar days’ advance written notice to the other parties hereto.

Section 7.5 Modification; Waiver. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and signed by the Company and the Holder.

Section 7.6 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to the Holder, upon any breach or default of the Company under this Agreement, shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character by the Holder of any breach or default under this Agreement, or any waiver by the Holder of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing, and that all remedies, either under this Agreement, or by law or otherwise afforded to the Holder, shall be cumulative and not alternative.

Section 7.7 Entire Agreement. This Agreement, together with the Registration Rights Agreement, the Certificate of Designation, and the exhibits and schedules hereto and thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, and agreements except as specifically set forth herein and therein.

Section 7.8 Counterparts. This Agreement may be executed by electronic signature and in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com)) or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Section 7.9 Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid, or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof.

Section 7.10 Survival. The representations, warranties, and covenants of the Company and the Holder contained herein shall survive the Closing and delivery of the Exchange Shares.

Section 7.11 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments, and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 7.12 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Section 7.13 Termination. Notwithstanding anything contained in this Agreement to the contrary, if the Closing has not occurred on or before the fifth (5th) Trading Day immediately following the date of this Agreement, then, at the election of either party delivered in writing to the other party, this Agreement shall be terminated and be null and void ab initio and the Existing Note shall not be cancelled hereunder and shall remain outstanding as if this Agreement never existed.

Section 7.14 Independent Nature of Holder’s Obligations and Rights. The obligations of the Holder under this Agreement are several and not joint with the obligations of any other holder who may enter into a similar exchange agreement with the Company, and the Holder shall not be responsible in any way for the performance of the obligations of any other such holder. Nothing contained herein or in any other agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and any other holder as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the Holder and any other holder are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement for purposes of Section 13(d) of the Exchange Act or otherwise.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Exchange Agreement as of the date first written above.

COMPANY:

NEWTON GOLF COMPANY, INC.

By:

Name:

Title:

Address for Notices: [●]

Email: [●]

IN WITNESS WHEREOF, the parties have executed this Exchange Agreement as of the date first written above.

HOLDER:

[HOLDER NAME]

By:

Name:

Title:

Address for Notices: [●]

Email: [●]

Outstanding Principal Amount of Existing Note (including accrued interest): $[●]

Number of Exchange Shares: [●]

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